UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2023 (May 4, 2023)

Atossa Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35610	26-4753208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Spring Street Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 588-0256

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuance to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.18 par value	ATOS	The Nasdaq Capital Market

Item 5.07      Submission of Matters to a Vote of Security Holders

On May 4, 2023, Atossa Therapeutics, Inc.  (the "Company") held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The following items of business were considered and voted upon at the Annual Meeting: (1) the election of two Class II directors named in the proxy statement related to the Annual Meeting; (2) the ratification of the selection of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; (3) obtaining an advisory (non-binding) vote on the compensation of our named executive officers as described in the proxy statement related to the Annual Meeting.

The number of shares of Common Stock entitled to vote at the Annual Meeting was 126,624,110. The number of shares of Common Stock present or represented by valid proxy at the annual meeting was 56,800,340. Proposals 1, 2 and 3 passed. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

(i)	Election of two Class II Directors

The stockholders elected two Class II directors as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephen J. Galli, M.D.	15,993,221	10,716,498	30,090,621
Richard I. Steinhart	22,292,391	4,417,328	30,090,621

(ii)	Ratification of Auditors

The stockholders ratified the appointment of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
54,079,294	1,607,433	1,113,613	0

(iii)	Advisory Vote to Approve Executive Compensation

The stockholders approved an advisory non-binding vote on executive compensation as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
21,091,953	4,707,752	910,013	30,090,622

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 4, 2023

/s/ Kyle Guse
Kyle Guse Chief Financial Officer and General Counsel